CoStar Group Completes Acquisition of Domain, Ushering in a New Era of Innovation for Australia’s Property Market CoStar Group’s acquisition of Domain expected to bring greater value and competition to agents, vendors, and homebuyers across Australia. Sydney, Australia & Arlington, Virginia – 27 August 2025 - CoStar Group, Inc. (NASDAQ: CSGP), a leading provider of online real estate marketplaces, information, analytics and 3D digital twin technology in the property markets, announced today the successful completion of its acquisition of Domain Holdings Australia Limited (“Domain”), one of Australia’s leading property marketplaces. This transformative acquisition will combine CoStar Group’s proven global scale, technology leadership, and pro-agent approach with Domain’s deep expertise and strong portfolio of trusted Australian property brands. “Today marks an important milestone as CoStar Group and Domain officially come together to redefine the Australian property market,” said Andy Florance, Founder and Chief Executive Officer of CoStar Group. “For too long, agents, buyers and vendors have faced an unbalanced marketplace dominated by an intention to extract value rather than deliver it. Our vision is different. We are building a more compelling user experience at a lower cost – driving greater value for agents, vendors, and buyers alike. We are the agent’s ally, and we will never operate at their expense.” Domain reaches an average of 7 million Australians each month, making it one of the country’s most recognized and trusted property platforms. By pairing Domain’s brand strength and local expertise with CoStar Group’s innovation, marketing scale, and investment capacity, Domain will be uniquely positioned to drive much-needed competition. “Agents and vendors are being squeezed by legacy models that raise prices without raising value,” continued Florance. “That ends here. CoStar Group’s entry into Australia is about creating a sustainable, pro-agent, pro-buyer and pro-vendor marketplace – one that invests in better content, better tools, more traffic, and a superior user experience, while lowering costs. We dismantled market dominance in the U.S. by transforming Homes.com into a true agent-friendly platform, and we are ready to apply that same proven playbook in Australia.” Jason Pellegrino, President of Domain, said, “This transaction reinforces the strong fundamentals of Domain and represents compelling value for customers. With CoStar Group, we believe Domain will accelerate its ability to deliver innovative solutions and greater opportunities for customers, while maintaining its trusted place in the Australian property market.” CoStar Group and Domain are committed to further investing in innovation, digital tools, and customer experience enhancements that empower agents and deliver meaningful value to sellers and buyers. With the acquisition complete, CoStar Group will now work closely with Domain to ensure a seamless integration and accelerate the rollout of enhanced technology and customer solutions in Australia.

“The opportunity in Australia is vast, and our commitment is clear: to deliver more, for less, and to be the partner agents and sellers deserve,” concluded Florance. “Together, CoStar Group and Domain will set a new standard for fairness, innovation, and competition in the Australian real estate industry.” About CoStar Group CoStar Group (NASDAQ: CSGP) is a global leader in commercial real estate information, analytics, online marketplaces, and 3D digital twin technology. Founded in 1986, CoStar Group is dedicated to digitizing the world’s real estate, empowering all people to discover properties, insights, and connections that improve their businesses and lives. CoStar Group’s major brands include CoStar, a leading global provider of commercial real estate data, analytics, and news; LoopNet, the most trafficked commercial real estate marketplace; Apartments.com, the leading platform for apartment rentals; Homes.com, the fastest-growing residential real estate marketplace; and Domain, one of Australia’s leading property marketplaces. CoStar Group’s industry leading brands also include Matterport, a leading spatial data company whose platform turns buildings into data to make every space more valuable and accessible, STR, a global leader in hospitality data and benchmarking, Ten-X, an online platform for commercial real estate auctions and negotiated bids and OnTheMarket, a leading residential property portal in the United Kingdom. CoStar Group’s websites attracted over 141 million average monthly unique visitors in the second quarter of 2025, serving clients around the world. Headquartered in Arlington, Virginia, CoStar Group is committed to transforming the real estate industry through innovative technology and comprehensive market intelligence. From time to time, CoStar Group plans to utilize its corporate website as a channel of distribution for material company information. For more information, visit CoStarGroup.com. Forward Looking Statements This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the anticipated benefits of the Domain acquisition, investment in innovation, digital tools, and customer experience enhancements in Australia and other statements including words such as “expect,” “will” and similar words or phrases. Such statements are based upon the current beliefs and expectations of management of CoStar Group and are subject to many risks and uncertainties. Actual results may differ materially from the results anticipated in the forward- looking statements and the assumptions and estimates used as a basis for the forward-looking statements. The following factors, among others, could cause or contribute to such differences: our inability to attract and retain new clients; our inability to successfully develop and introduce new or updated online marketplace services, information, and analytics; our inability to compete successfully against existing or future competitors in attracting advertisers and in general; the effects of fluctuations and market cyclicality; the effects of global economic uncertainties and downturns or a downturn or consolidation in the real estate industry; our inability to hire qualified persons for, or retain and continue to develop our sales force, or unproductivity of our sales force; our inability to retain and attract highly capable management and operating personnel; the downward pressure that our internal and external investments may place on our operating margins; our inability to increase brand awareness; our inability to maintain or increase internet traffic to our marketplaces, and the risk that the methods, including Google Analytics, that we use to measure average monthly unique visitors to our portals may misstate the actual number of unique persons who visit our network of mobile applications and websites for a given month or may differ from the methods used by competitors; our inability to successfully integrate the Domain acquisition and achieve the expected benefits of the Domain acquisition and our inability to successfully identify, finance, integrate, and/or manage costs related to future acquisitions; our inability to maintain or establish relationships with third-party listing providers; our inability to comply with the rules and compliance requirements of Multiple Listing Services; risks related to international operations; and the effects of foreign currency exchange rate fluctuations. More information about potential factors that could cause results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, those stated in CoStar Group’s filings from time to time with the Securities and Exchange Commission, including CoStar Group’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. All forward-looking statements are based on information available to CoStar Group on the date hereof, and CoStar Group assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Investor Relations: Rich Simonelli Head of Investor Relations CoStar Group Investor Relations (973) 896-8184 getrich@costar.com News Media: Matthew Blocher Vice President CoStar Group Corporate Marketing & Communications (202) 346-6775 mblocher@costar.com